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                                                                    Exhibit 99.1


(INFORMATICA LOGO)


Contacts:   Samantha Moore                      Stephanie Moser
            Public Relations                    Investor Relations
            650-385-5259                        650-385-5261
            smoore@informatica.com              smoser@informatica.com


        INFORMATICA REPORTS FIRST QUARTER REVENUES OF $54.2 MILLION

                 ACHIEVES 81 PERCENT INCREASE IN PROFITABILITY

REDWOOD CITY, Calif., April 20, 2004 - Informatica Corporation (NASDAQ: INFA), a leading provider of data integration and business intelligence software, today announced financial results for the first quarter ended March 31, 2004.

      Revenues for the first quarter of 2004 were $54.2 million, up from the $48.4 million recorded in the first quarter of 2003. Net income for the first quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $1.9 million or $0.02 per diluted share, compared with net income of $1.0 million or $0.01 per diluted share in the first quarter of 2003. Pro forma net income for the first quarter of 2004 was $3.2 million or $0.04 per diluted share, up from $1.4 million or $0.02 per diluted share in the first quarter of 2003. Pro forma operating results discussed in this press release exclude charges related to the amortization of acquired technology, intangible assets and stock-based compensation. A reconciliation of pro forma operating results and GAAP results is included in the financial statements attached below.

       "Informatica's strengthened sales management, deeper geographic focus and strong product hand translate into customer success and position us for further expansion this year," said Gaurav Dhillon, president and CEO of Informatica. "We believe our persistent focus on infrastructure is paying off and we look to the rest of the year with optimism."

      Significant milestones achieved in the first quarter of 2004 include:

      - SIGNED REPEAT BUSINESS WITH 93 CUSTOMERS. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included Alltel Communications, Bank of Montreal, Best Buy, CIBC, Cingular Wireless, DaimlerChrysler, Deutsche Bank, Electronic Arts, HP and Sony.


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      -     SIGNED 55 NEW CUSTOMERS. Informatica increased its customer base this quarter to 1,990 companies. New customers included Cadbury Schweppes Americas Beverages, Lawrence Livermore Labs, Leap Frog Enterprises, New Jersey Manufactures Insurance Group, Ontario Power Generation Inc., Robeco Finance and Worthington Industries.

      - NAMED ORACLE VETERAN TO BOARD OF DIRECTORS. Sohaib Abbasi, a former member of Oracle's executive committee, brings extensive software industry and organization-building experience to Informatica. Abbasi joined Oracle in 1982 and in 1985 envisioned and launched the Oracle Tools business, which he subsequently grew to $3.75 billion in cumulative license revenues.

      - SUPERGLUE NAMED "VISIONARY" BY LEADING INDUSTRY ANALYST FIRM. Recently evaluated in leading marketplace research, SuperGlue is the first standards-based enterprise metadata management solution that integrates metadata from disparate systems, and offers thin-client visualization and analysis capabilities for enhanced understanding of an organization's IT environment. Version 1.5 of SuperGlue is now generally available.

      - FURTHER BROADENED PARTNERSHIP WITH IBM. PowerCenter became part of IBM's Risk and Compliance - Basel II Information Management solution. Informatica continues to work with IBM to add solutions to the existing joint Business Performance Management offering, and also joined IBM's ISV Alliance Advantage program in Europe, the Middle East and Africa to support small to medium-sized enterprises, particularly in the insurance and financial services sector.

      - EXPANDED INFORMATICA DEVELOPER NETWORK TO 13,500. With a presence in more than 90 countries, Informatica's three-year-old collaborative online community is the largest data integration developer network in the world. The Informatica Developer Network helps accelerate the creation of effective customer-developed and third-party add-on solutions.

      - DEMONSTRATED 500 PERCENT POTENTIAL SAVINGS WITH INFORMATICA. A Total Economic Impact(TM) study by Forrester Consulting found that the Informatica PowerCenter data integration platform offers the potential for ROI of up to $3.5 million and up to 500 percent savings in development costs over hand-coded data integration processes,



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            particularly for global companies with complex data warehouse and data integration needs.

      - ANNOUNCED INFORMATICA WORLD 2004 IN SCOTLAND. Informatica's annual user conference will take place May 5-7 in Edinburgh, Scotland. Key partners such as HP and IBM, as well as key European customers such as British Airways and Deutsche Boerse will present keynotes at the conference.

      To supplement the company's condensed consolidated financial statements presented on a GAAP basis, Informatica uses pro forma measures of net income and net income per share. These measures are adjusted to exclude certain charges and expenses discussed above and in the attached supplemental consolidated statements of operations, which the company believes are appropriate to enhance an overall understanding of its historical financial performance. These adjustments to the company's current period GAAP results are made with the intent of providing both management and investors a more complete understanding of the company's underlying operational results, trends and marketplace performance. Informatica believes that the inclusion of these pro forma financial measures provides consistency and comparability with its historical reports of financial results, as well as comparability to similar companies in the company's industry, many of which present similar pro forma financial measures to investors. In addition, these pro forma results are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with generally accepted accounting principles in the United States.

      Informatica will be discussing its first quarter 2004 results on a conference call today beginning at 2:00 p.m. PDT. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 617-801-6888, reservation number 69604579.

ABOUT INFORMATICA

      Informatica Corporation (NASDAQ: INFA) is a leading provider of data integration and business intelligence software. Using Informatica products, companies can leverage their


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existing information assets for enterprise insight that helps them improve business performance, increase customer profitability, streamline supply chain operations and proactively manage regulatory compliance. More than 1,900 companies worldwide rely on Informatica to meet their end-to-end needs for enterprise data integration and business intelligence. For more information, call 1.650.385.5000 (1.800.970.1179 in the U.S.), or visit the Informatica Web site at www.informatica.com.

      This Press Release contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995, particularly statements referencing the Company's potential expansion this year. These statements are not guarantees of future developments and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results and outcomes may differ materially from what is expressed in any such forward-looking statements. Such risks and uncertainties include the effects of changes in sales management, the impact of focusing sales efforts on certain geographic regions, possible delays in the development, availability and shipment of new products and enhancements to existing products, and risks associated with changes in general economic conditions. Further risks are detailed in our SEC reports, including the Form 10-K for 2003, and subsequent Form 10-Q filings. Unless required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                                       ###

Note: Informatica, PowerCenter and SuperGlue are the trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                        THREE MONTHS ENDED                      THREE MONTHS ENDED
                                                           MARCH 31, 2004                          MARCH 31, 2003
                                                 ------------------------------------    ------------------------------------
                                                   GAAP     ADJUSTMENTS*    PRO FORMA      GAAP      ADJUSTMENTS*   PRO FORMA
Revenues:
    License                                      $ 24,918     $     --      $ 24,918     $ 22,866      $     --      $ 22,866
    Service                                        29,255           --        29,255       25,555            --        25,555
                                                 --------     --------      --------     --------      --------      --------
         Total revenues                            54,173                     54,173       48,421                      48,421

Cost of revenues:
    License                                         1,101           --         1,101          587            --           587
    Service                                        10,071           --        10,071        9,237            --         9,237
    Amortization of acquired technology               574         (574)           --          260          (260)           --
                                                 --------     --------      --------     --------      --------      --------
         Total cost of revenues                    11,746         (574)       11,172       10,084          (260)        9,824
                                                 --------     --------      --------     --------      --------      --------
Gross profit                                       42,427          574        43,001       38,337           260        38,597

Operating expenses:
    Research and development                       12,905           --        12,905       11,340            --        11,340
    Sales and marketing                            22,302           --        22,302       21,140            --        21,140
    General and administrative                      4,978           --         4,978        5,396            --         5,396
    Amortization of intangible assets                  55          (55)           --           25           (25)           --
    Amortization of stock-based compensation          638         (638)           --           24           (24)           --
                                                 --------     --------      --------     --------      --------      --------
         Total operating expenses                  40,878         (693)       40,185       37,925           (49)       37,876
                                                 --------     --------      --------     --------      --------      --------
Income from operations                              1,549        1,267         2,816          412           309           721
Interest income and other, net                        689           --           689        1,123            --         1,123
                                                 --------     --------      --------     --------      --------      --------
Income before income taxes                          2,238        1,267         3,505        1,535           309         1,844
Income tax provision                                  347           --           347          493            --           493
                                                 --------     --------      --------     --------      --------      --------
Net income                                       $  1,891     $  1,267      $  3,158     $  1,042      $    309      $  1,351
                                                 ========     ========      ========     ========      ========      ========
Net income per share:
    Basic and diluted                            $   0.02                   $   0.04     $   0.01                    $   0.02
                                                 ========                   ========     ========                    ========
Weighted shares used to compute net
   income per share:

    Basic                                          84,811                     84,811       80,530                      80,530
                                                 ========                   ========     ========                    ========
    Diluted                                        89,752                     89,752       83,159                      83,159
                                                 ========                   ========     ========                    ========



    * THE FOLLOWING TABLE SUMMARIZES THE PRO FORMA ADJUSTMENTS FOR THE RESPECTIVE PERIODS PRESENTED:

                                                 THREE MONTHS ENDED
                                                      MARCH 31,
                                                   2004       2003
                                                   ----       ----
NET INCOME, GAAP:                                 $1,891     $1,042
     AMORTIZATION OF ACQUIRED TECHNOLOGY             574        260
     AMORTIZATION OF INTANGIBLE ASSETS                55         25
     AMORTIZATION OF STOCK-BASED COMPENSATION        638         24
                                                  ------     ------
NET INCOME, PRO FORMA:                            $3,158     $1,351
                                                  ======     ======

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                             INFORMATICA CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       MARCH 31,   DECEMBER 31,
                                                          2004         2003
                                                       ---------   ------------
ASSETS

Current assets:
 Cash and cash equivalents                              $ 81,353     $ 82,903
 Short-term investments                                  150,658      140,890
 Accounts receivable, net                                 26,233       34,375
 Prepaid expenses and other current assets                 8,831        5,124
                                                        --------     --------
   Total current assets                                  267,075      263,292
Property and equipment, net                               36,605       38,734
Restricted cash                                           12,166       12,166
Goodwill and intangible assets, net                       86,739       87,511
Other assets                                               1,582        1,105
                                                        --------     --------
   Total assets                                         $404,167     $402,808
                                                        ========     ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable and other current liabilities         $ 37,283     $ 45,828
 Deferred revenue                                         54,730       51,282
 Accrued restructuring charges                             4,396        4,624
 Accrued merger costs                                        390          543
                                                        --------     --------
   Total current liabilities                              96,799      102,277

Accrued restructuring charges, less current portion        9,682       10,543
Accrued merger costs, less current portion                   236          389
Stockholders' equity                                     297,450      289,599
                                                        --------     --------
   Total liabilities and stockholders' equity           $404,167     $402,808
                                                        ========     ========

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                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                       THREE MONTHS ENDED
                                                                            MARCH 31,
                                                                     ------------------------
                                                                       2004           2003
                                                                     ---------      ---------
OPERATING ACTIVITIES

Net income                                                           $   1,891      $   1,169
Adjustments to reconcile net income to net
  cash provided by operating activities:
 Depreciation and amortization                                           2,731          2,927

 Provision for doubtful accounts and accounts receivable reserve          (207)            96
 Amortization of stock-based compensation                                1,008             24
 Amortization of acquired technology and other intangible assets           629            285

 Gain on the sale of investments                                            --            (18)

 Loss on disposal of property and equipment                                  2             --
 Changes in operating assets and liabilities:
   Accounts receivable                                                   8,349          7,064
   Prepaid expenses and other current assets                            (3,534)         1,077
   Other assets                                                           (477)            14
   Accounts payable and other current liabilities                       (8,545)        (2,705)
   Accrued restructuring charges                                        (1,089)        (1,193)
   Accrued merger costs                                                    (93)            --
   Deferred revenue                                                      3,418           (415)
                                                                     ---------      ---------
     Net cash provided by operating activities                           4,083          8,325

INVESTING ACTIVITIES

Purchases of property and equipment, net                                  (846)          (812)
Purchases of investments                                               (51,390)       (64,583)
Sales and maturities of investments                                     41,667         42,590
                                                                     ---------      ---------
     Net cash provided by (used in) investing activities               (10,569)       (22,805)

FINANCING ACTIVITIES

Proceeds from issuance of common stock                                   5,131          2,697
Repurchase and retirement of common stock                                   --         (7,565)
                                                                     ---------      ---------
     Net cash provided by (used in) financing activities                 5,131         (4,868)
                                                                     ---------      ---------
Effect of foreign currency translation                                    (195)           (42)
Increase (decrease) in cash and cash equivalents                        (1,550)       (19,390)
Cash and cash equivalents at beginning of period                        82,903        105,590
                                                                     ---------      ---------
Cash and cash equivalents at end of period                           $  81,353      $  86,200
                                                                     =========      =========